Exhibit 10.29

NOMINATING AGREEMENT

This NOMINATING AGREEMENT (this “Agreement”) is made and entered into as of November 27, 2020 by and among Brian Chesky, Joe Gebbia and Nathan Blecharczyk (each, a “Founder Director” and, collectively, the “Founder Directors”) and Airbnb, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Restated Certificate of Incorporation of the Company, to be duly adopted in accordance with the General Corporation Law of the State of Delaware and filed with the Secretary of State of the State of Delaware in connection with the IPO (as defined below), as it may be amended, restated or otherwise modified from time to time (the “Certificate of Incorporation”).

RECITALS

WHEREAS, on November 16, 2020 the Company publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a registration statement on Form S-1 relating to the initial public offering (the “IPO”) of shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Company;

WHEREAS, each Founder Director is currently a member of the Board of Directors (the “Board”) of the Company;

WHEREAS, each Founder Director currently owns or beneficially owns shares of Class A Common Stock and/or shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of the Company; and

WHEREAS, the Company and each of the Founder Directors desires to provide for the nomination of each Founder Director to the Board for election and re-election to the Board after the Company has completed the IPO;

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

1. Nomination Provisions.

1.1 Nomination. At each annual meeting or special meeting of stockholders at which directors are to be elected following the closing of the IPO, the Company and the Founder Directors shall take the actions described in Section 1.2 to include each Founder Director in the slate of nominees for election as directors to the Board.

1.2 Necessary Action. With respect to each Founder Director, following the closing of the IPO, the Company and the Founder Directors shall take all Necessary Action (as defined below) to, or to cause the Board and the Nominating and Governance Committee of the Board, as applicable, to (i) include such Founder Director in the slate of nominees nominated by the Board for the applicable class of directors (or the full Board if the Board is no longer classified)

for election or re-election by the stockholders of the Company and (ii) include such Founder Director in the Company’s proxy statement for such stockholder meeting or similar document or soliciting materials. With respect to each Founder Director, following the closing of the IPO, the Company shall use reasonable efforts to, and the Founder Directors shall, take all Necessary Action to recommend in favor of each Founder Director’s election or re-election as a director, and the Company shall use reasonable efforts to take all Necessary Action to solicit proxies or consents in favor thereof. If and to the extent the Company’s organizational documents permit action by written consent of the stockholders and action is to be taken to elect directors by written consent of the stockholders, the parties’ obligations set forth in this Agreement shall apply in full force and effect.

“Necessary Action” means, with respect to a specified result, all actions, to the fullest extent permitted by applicable Law and as consistent with applicable fiduciary duties of directors, necessary to cause such result, including, without limitation, (i) voting, providing a written consent or otherwise causing the adoption of board resolutions with respect to the nomination of each Founder Director and inclusion in the Company’s proxy statement or similar document or soliciting materials of the Founder Directors, (ii) causing the adoption of board and/or stockholder resolutions and amendments to any organizational documents, (iii) executing agreements and instruments and (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Law” means any federal, state, local, national, supranational, foreign or administrative law (including common law), statute, code, rule, regulation, rules of the relevant stock exchange on which the relevant parties’ securities are listed, order, ordinance or other pronouncement of any governmental entity.

1.3 Term and Termination of the Obligations. The Company’s and each Founder Director’s obligations set forth in Sections 1.1 and 1.2 hereof shall terminate with respect to a Founder Director upon the earliest to occur of (a) such Founder Director’s effective resignation from the Board, (b) such Founder Director’s death or Disability (as defined in the Certificate of Incorporation), (c) such Founder Director’s removal from the Board for cause, (d) the expiration of such Founder Director’s term if such Founder Director has given notice of his intention not to stand for re-election, and (e) the date upon which the number of shares of Common Stock beneficially owned by such Founder Director (as determined in accordance with Rule 13d–3 under the Securities Exchange Act of 1934, as amended, and any other applicable rules of the SEC) of Common Stock falls below ten percent (10%) of the number of shares of Common Stock beneficially owned by such Founder Director as of September 30, 2020 (as disclosed in the Company’s final prospectus for the IPO).

1.4 Termination of the Agreement. This Agreement shall be conditioned on and effective as of immediately prior to the effectiveness of the Form 8-A to be filed by the Company with the SEC in connection with the IPO and shall continue in effect until and shall terminate upon the earliest of (a) the date on which the Company’s and the Founder Directors’ obligations under Sections 1.1 and 1.2 have terminated with respect to all Founder Directors, (b) the Class B Mandatory Conversion Time (as defined in the Certificate of Incorporation) and (c) immediately prior to the closing of a Change of Control (as defined below). For purposes of this Section 1.4 only “Change of Control” means (i) a sale of all or substantially all of the assets of the Company that is followed by a liquidation, dissolution or winding up of the Company, or (ii) any merger or consolidation (each, a “combination transaction”), in which the Company is a constituent entity or is a party with another entity if, as a result of such combination transaction, in one transaction or series of related transactions, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Stockholder,” as defined below) do not represent, or are not converted into, securities of the surviving entity in such combination transaction (or such surviving entity’s parent entity if the surviving entity is owned by the parent) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all voting securities of such surviving entity (or its parent, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving entity (or its parent, if applicable) that are held by the Acquiring Stockholder. For purposes of this paragraph, an “Acquiring Stockholder” means a stockholder or stockholders of the Company that (x) merges or combines with the Company in such combination transaction or (y) directly or indirectly owns or controls a majority of the voting power of another entity that merges or combines with the Company in such combination transaction. If the closing of the IPO has not occurred by December 31, 2020, this Agreement shall automatically terminate and be of no further force or effect.

2. Further Assurances. At any time or from time to time after the date hereof, the Company and the Founder Directors agree to cooperate with each other, and at the request of the Company or any other Founder Director, to execute and deliver any further instruments or documents and to take all such further action as the Company or any other Founder Director may reasonably request in order to evidence or effectuate the consummation of the obligations contemplated hereby and to otherwise carry out the intent of the Founder Directors hereunder.

3. Remedies.

3.1 Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the aggrieved parties shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

3.2 Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4. Miscellaneous.

4.1 No Assignment. The terms and conditions of this agreement, including all obligations and rights therein, may not be assigned.

4.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

4.3 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature, including electronic signatures, and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (d) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (e) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below or at such other address as the Founder Director shall, from time to time, designate by ten (10) days’ advance written notice to the Company:

If to Brian Chesky, to:

Brian Chesky

c/o Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Sarah Solum

Pamela Marcogliese

Freshfields Bruckhaus Deringer US LLP

2710 Sand Hill Road

Menlo Park, California 94025

Tel: ***

***

If to Joe Gebbia, to:

Joe Gebbia

c/o Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Kenton King

Joseph Yaffe

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Palo Alto, California 94301

Tel: ***

***

If to Nathan Blecharzyck, to:

Nathan Blecharzyck

c/o Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Tel: ***

Email: ***

with a copy (which shall not constitute notice) to:

Sarah Payne

Sullivan & Cromwell LLP

1870 Embarcadero Road

Palo Alto, California 94303

Tel: ***

***

If to the Company, to:

Rich Baer

Garth Bossow

Airbnb, Inc.

888 Brannan Street

San Francisco, California 94103

Email: ***

with a copy (which shall not constitute notice) to:

Samuel Angus

Ari Haber

Fenwick & West LLP

555 California Street, 12th Floor

San Francisco, California 94104

***

4.6 Consent Required to Terminate, Amend or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by each of the Founder Directors (or in the case of a waiver of a specific Founder Director’s rights hereunder, by such Founder Director) and the Company. Any amendment, termination or waiver effected in accordance with this Section 4.6 shall be binding on each party.

4.7 No Third Party Liability. This Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), may be made only against the entities that are expressly identified as parties hereto; and no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney or representative of any party hereto (including any person negotiating or executing this Agreement on behalf of a party hereto), unless party to this Agreement, shall have any liability or obligation with respect to this Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including a representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

4.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non- defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative

4.9 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.10 Entire Agreement. This Agreement shall constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

4.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court of the United States of America sitting in the State of Delaware), and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named court(s), that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

4.12 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

BRIAN CHESKY

By:	/s/ Brian Chesky

JOE GEBBIA

By:	/s/ Joe Gebbia

NATHAN BLECHARCZYK

By:	/s/ Nathan Blecharczyk

[Signature Page to Nominating Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

AIRBNB, INC.

By:	/s/ Rich Baer
Name:	Rich Baer
Title:	Chief Legal Officer

[Signature Page to Nominating Agreement]